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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                INGRAM MICRO INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement no.:

    (3) Filing Party:

    (4) Date Filed:

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     THIS PROXY IS BEING SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF                         PROXY
                 INGRAM MICRO INC.


The undersigned, a shareowner of Ingram Micro Inc.             INGRAM MICRO INC.
(the "Company"), hereby appoints James E. Anderson, Jr.
and Michael J. Grainger, and each of them individually,
as Proxies to represent and vote all of the Company's          ANNUAL
Class A Common Stock and Class B Common Stock held of          MEETING OF
record by the undersigned, each with full power of             SHAREOWNERS
substitution, at the Annual Meeting of the
Shareowners of the Company, to be held at the Company's        MAY 19, 1999
distribution center, 3820 Micro Drive (off Route 51),
Millington, Tennessee 38053, on Wednesday, May 19,
1999 at 10:00 a.m., local time, and at any adjournment         [INGRAM MICRO
or postponement thereof.                                       LOGO]

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT
OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSAL 1. YOUR
SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS
CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

                                                                 SEE REVERSE
                                                                     SIDE


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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.
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[X] Please mark your                                        0343
    votes as in this
    example.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSAL 1.

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                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
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
1. Election of       FOR      WITHHELD    NOMINEES:
   Directors.                             1 Don H. Davis, Jr.           2. In their discretion, the Proxies are authorized to vote
                     [ ]        [ ]       2 John R. Ingram                 upon such other business as may properly come before
                                          3 Martha R. Ingram               the meeting or any adjournment or postponement thereof.
                                          4 Philip M. Pfeffer
For, except vote withheld from the        5 J. Phillip Samper
following nominee(s):                     6 Jerre L. Stead
                                          7 Joe B. Wyatt
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                                                                        Please sign exactly as name appears hereon. Joint owners
                                                                        should each sign. When signing as attorney, executor,
                                                                        administrator, trustee or guardian, please give full title as such.


                                                                        ____________________________________________________________


                                                                        ____________________________________________________________
                                                                        SIGNATURE(S)                                   DATE

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                             FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL



                              [INGRAM MICRO LOGO]


Dear Shareowner:

INGRAM MICRO INC. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1.    TO VOTE OVER THE INTERNET:
      *Log on to the Internet and go to the web site http://www.vote-by-net.com.

2.    TO VOTE BY TELEPHONE:
      *On a touch-tone telephone, call (1-800-652-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.


                 YOUR VOTE IS IMPORTANT, THANK YOU FOR VOTING.